CONSECO FUND GROUP

                         SUPPLEMENT DATED APRIL 3, 2001
                      TO THE PROSPECTUS DATED JUNE 27, 2000
       AS REVISED AUGUST 29, OCTOBER 23, OCTOBER 25, AND DECEMBER 1, 2000


         This supplement to the Prospectus dated June 27, 2000 for Conseco Fund Group ("CFG") describes the outcome of the recent special meeting of shareholders held on March 29, 2001. Shareholders of the Conseco Science & Technology and Conseco Large-Cap Funds voted affirmatively on the following proposals:

     o A permanent investment management contract with Conseco Capital Management, Inc. ("CCM"), the funds' investment adviser;

     o For the Conseco Science & Technology Fund, a permanent subadvisory contract between CCM and Oak Associates, ltd.;

     o For the Conseco Large-Cap Fund, a permanent subadvisory contract between CCM and Chicago Equity Partners LLC;

     o A policy to permit CCM and the Funds' Board of Trustees to appoint and replace subadvisers, enter into subadvisory contracts, and approve amendments to subadvisory contracts on behalf of the Funds without further shareholder approval subject to a Securities and Exchange Commission exemptive order;

     o    Election of the Trustees of CFG, and

     o Ratification of the appointment of PricewaterhouseCoopers LLP as CFG's independent accountants.

            The fees payable by each fund to CCM under the permanent investment management contract are identical to the fees under the Interim Advisory Contract. CCM pays Chicago Equity and Oak Associates for their services under the Sub-Advisory Contracts.